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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2005

EZENIA! INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-25882 (Commission File Number)	04-3114212 (IRS Employer Identification No.)

154 Middlesex Turnpike, Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (781) 505-2100

Item 2.02. Results of Operations and Financial Condition.

        On Tuesday, March 10, 2005 Ezenia! Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2005.

Item 7.01. Regulation FD Disclosure.

        The Company issued a press release, dated March 10, 2005, announcing financial results for the first quarter ended March 31, 2005. A copy of this press release is attached as Exhibit 99.1 hereto. Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to this Item 7.01, and shall not be deemed "filed" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Ezenia! Inc. Press Release, dated March 10, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.
Dated: March 10, 2005	By:	/s/ KHOA D. NGUYEN Khoa D. Nguyen Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Descriptionlq
99.1	Ezenia! Inc. Press Release, dated March 10, 2005.

QuickLinks

  Item 2.02. Results of Operations and Financial Condition.
  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX